CLYDE BAILEY P.C.
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                                                    Certified Public Accountant
                                                       10924 Vance Jackson #404
                                                       San Antonio, Texas 78230
                                                           (210) 699-1287(ofc.)
                                           (888) 699-1287  (210) 691-2911 (fax)

                                                                        Member:
                                                    American Institute of CPA's
                                                         Texas Society of CPA's



August 2, 2002


I consent to the use, of my report dated January 30, 2001, in the Form SB2, on the financial statements of Golfers Gear Inc., dated December 31, 2001, included herein and to the reference made to me.


/s/ Clyde Bailey
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Clyde Bailey